UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported) November 17, 2005 (November 14, 2005)

Cendant Corporation
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10308 (Commission File No.)	06-0918165 (I.R.S. Employer Identification Number)
9 West 57th Street New York, NY (Address of principal executive office)		10019 (Zip Code)

Registrant's telephone number, including area code  (212) 413-1800

None
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 14, 2005, our Cendant Timeshare Conduit Receivables Funding, LLC subsidiary (the “Issuer”) amended and renewed its conduit facility (the “Facility”) pursuant to which it issued its secured Loan-Backed Variable Funding Notes, Series 2002-1 (the “Notes”), in an aggregate principal amount not to exceed $800,000,000 under the Series 2002-1 Supplement (the “Indenture Supplement”), dated as of August 29, 2002 and amended and restated as of November 14, 2005, among the Issuer, Cendant Timeshare Resort Group - Consumer Finance, Inc., as Master Servicer (the “Servicer”), and Wachovia Bank, National Association as Trustee and Collateral Agent, to the Master Indenture and Servicing Agreement (the “Indenture”), dated as of August 29, 2002 and amended and restated as of November 14, 2005, among the Issuer, the Servicer and Wachovia Bank, National Association, as Trustee and Collateral Agent. The Facility is available on a revolving basis. The Notes are secured under the Indenture and the Indenture Supplement primarily by a pool of pledged loans, each relating to the financing of one or more timeshare properties, or points that can be used to stay at timeshare properties, by a consumer, and related pledged assets. The commitment to fund under the Facility is expected to terminate on November 13, 2006, and the outstanding principal balance of the Notes is expected to be repaid or refinanced in full on or prior to November 13, 2006. Copies of the Indenture and the Indenture Supplement are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated by reference herein.
Certain of the purchasers of the Notes, the Trustee and the Collateral Agent, and their respective affiliates, have performed and may in the future perform, various commercial banking, investment banking and other financial advisory services for us and our subsidiaries for which they have received, and will receive, customary fees and expenses.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

10.1
Master Indenture and Servicing Agreement, dated as of August 29, 2002 and Amended and Restated as of November 14, 2005, by and among Cendant Timeshare Conduit Receivables Funding, LLC, as Issuer, Cendant Timeshare Resort Group-Consumer Finance, Inc., as Master Servicer, and Wachovia Bank, National Association, as Trustee and Collateral Agent.

10.2
Series 2002-1 Supplement, dated as of August 29, 2002 and Amended and Restated as of November 14, 2005, to Master Indenture and Servicing Agreement, dated as of August 29, 2002, among Cendant Timeshare Conduit Receivables Funding, LLC, as Issuer, Cendant Timeshare Resort Group - Consumer Finance, Inc., as Master Servicer, and Wachovia Bank, National Association, as Trustee and Collateral Agent.

10.3
Master Loan Purchase Agreement, dated as of August 29, 2002 and Amended and Restated as of November 14, 2005, by and between Cendant Timeshare Resort Group-Consumer Finance, Inc., as Seller and Fairfield Resorts, Inc., as Co-Originator and Fairfield Myrtle Beach, Inc., as Co-Originator and Kona Hawaiian Vacation Ownership, LLC, as an Orginator and Shawnee Development, Inc., as an Originator and Sea Gardens Beach and Tennis Resort, Inc., Vacation Break Resorts, Inc., Vacation Break Resorts at Star Island, Inc., Palm Vacation Group and Ocean Ranch Vacation Group, each as a VB Subsidiary and Palm Vacation Group and Ocean Ranch Vacation Group, each as VB Partnership and Sierra Deposit Company, LLC., as Purchaser.

10.4
Series 2002-1 Supplement, dated as of August 29, 2002 and Amended and Restated as of November 14, 2005, to Master Loan Purchase Agreement, dated as of August 29, 2002, by and between Cendant Timeshare Resort Group-Consumer Finance, Inc., as Seller, Fairfield Resorts, Inc., as Co-Originator, Fairfield Myrtle Beach, Inc., as Co-Originator, Kona Hawaiian Vacation Ownership, LLC, as an Originator, Shawnee Development, Inc., as an Originator, Sea Gardens Beach and Tennis Resort, Inc., Vacation Break Resorts, Inc., Vacation Break Resorts at Star Island, Inc., Palm Vacation Group and Ocean Ranch Vacation Group, each as a VB Subsidiary, and Palm Vacation Group and Ocean Ranch Vacation Group, each as VB Partnership and Sierra Deposit Company, LLC, as Purchaser.

10.5
Master Loan Purchase Agreement, dated as of August 29, 2002, Amended and Restated as of November 14, 2005, by and between Trendwest Resorts, Inc., as Seller and Sierra Deposit Company, LLC as Purchaser.

10.6
Series 2002-1 Supplement, dated as of August 29, 2002 to the Master Loan Purchase Agreement dated as of August 29, 2002, Amended and Restated as of November 14, 2005, by and between Trendwest Resorts, Inc., as Seller and Sierra Deposit Company, LLC, as Purchaser.

10.7
Master Pool Purchase Agreement, dated as of August 29, 2002, Amended and Restated as of November 14, 2005, by and between, Sierra Deposit Company, LLC, as Depositor and Cendant Timeshare Conduit Receivables Funding, LLC, as Issuer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENDANT CORPORATION
By:	/s/ Eric J. Bock
Eric J. Bock Executive Vice President, Law and Corporate Secretary

Date: November 17, 2005

CENDANT CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated November 17, 2005 (November 14, 2005)

EXHIBIT INDEX

Exhibit No.	Description
10.1
Master Indenture and Servicing Agreement, dated as of August 29, 2002 and Amended and Restated as of November 14, 2005, by and among Cendant Timeshare Conduit Receivables Funding, LLC, as Issuer, Cendant Timeshare Resort Group-Consumer Finance, Inc., as Master Servicer, and Wachovia Bank, National Association, as Trustee and Collateral Agent.

10.2
Series 2002-1 Supplement, dated as of August 29, 2002 and Amended and Restated as of November 14, 2005, to Master Indenture and Servicing Agreement, dated as of August 29, 2002, among Cendant Timeshare Conduit Receivables Funding, LLC, as Issuer, Cendant Timeshare Resort Group - Consumer Finance, Inc., as Master Servicer, and Wachovia Bank, National Association, as Trustee and Collateral Agent.

10.3
Master Loan Purchase Agreement, dated as of August 29, 2002 and Amended and Restated as of November 14, 2005, by and between Cendant Timeshare Resort Group-Consumer Finance, Inc., as Seller and Fairfield Resorts, Inc., as Co-Originator and Fairfield Myrtle Beach, Inc., as Co-Originator and Kona Hawaiian Vacation Ownership, LLC, as an Orginator and Shawnee Development, Inc., as an Originator and Sea Gardens Beach and Tennis Resort, Inc., Vacation Break Resorts, Inc., Vacation Break Resorts at Star Island, Inc., Palm Vacation Group and Ocean Ranch Vacation Group, each as a VB Subsidiary and Palm Vacation Group and Ocean Ranch Vacation Group, each as VB Partnership and Sierra Deposit Company, LLC., as Purchaser.

10.4
Series 2002-1 Supplement, dated as of August 29, 2002 and Amended and Restated as of November 14, 2005, to Master Loan Purchase Agreement, dated as of August 29, 2002, by and between Cendant Timeshare Resort Group-Consumer Finance, Inc., as Seller, Fairfield Resorts, Inc., as Co-Originator, Fairfield Myrtle Beach, Inc., as Co-Originator, Kona Hawaiian Vacation Ownership, LLC, as an Originator, Shawnee Development, Inc., as an Originator, Sea Gardens Beach and Tennis Resort, Inc., Vacation Break Resorts, Inc., Vacation Break Resorts at Star Island, Inc., Palm Vacation Group and Ocean Ranch Vacation Group, each as a VB Subsidiary, and Palm Vacation Group and Ocean Ranch Vacation Group, each as VB Partnership and Sierra Deposit Company, LLC, as Purchaser.

10.5
Master Loan Purchase Agreement, dated as of August 29, 2002, Amended and Restated as of November 14, 2005, by and between Trendwest Resorts, Inc., as Seller and Sierra Deposit Company, LLC as Purchaser.

10.6
Series 2002-1 Supplement, dated as of August 29, 2002 to the Master Loan Purchase Agreement dated as of August 29, 2002, Amended and Restated as of November 14, 2005, by and between Trendwest Resorts, Inc., as Seller and Sierra Deposit Company, LLC, as Purchaser.

10.7	Master Pool Purchase Agreement, dated as of August 29, 2002, Amended and Restated as of November 14, 2005, by and between, Sierra Deposit Company, LLC, as Depositor and Cendant Timeshare Conduit Receivables Funding, LLC, as Issuer.